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                                                                    EXHIBIT 10.1



                                    COLO.COM

                 AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

        This Amended and Restated Investors Rights Agreement is made as of December 17, 1999 by and among COLO.COM, a California corporation located at 2000 Sierra Point Parkway, Suite 600, Brisbane, California 94005 (the "Company"), and the Holders (as defined below) listed on Exhibit A attached hereto. This Amended and Restated Investors Rights Agreement supersedes and replaces, in its entirety, the Amended and Restated Investors Rights Agreement dated April 27, 1999 entered into among the Company and certain of the Holders (the "Prior Rights Agreement").

        1. Registration Rights. The Company covenants and agrees as follows:

               1.1 Definitions. For purposes of this Section 1:

                      (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                      (b) The term "Registrable Securities" means the Common Stock, (i) issuable or issued upon conversion of the Series C Preferred Stock issued pursuant to the Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Agreement"), (ii) issuable or issued upon the conversion of the Series B Preferred Stock issued pursuant to the Series B Preferred Stock Purchase Agreement dated April 27, 1999 (the "Series B Agreement"), (iii) issuable or issued upon conversion of the Series A Preferred Stock and (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock referred to in (i), (ii), and (iii) above, excluding in all cases, however, (i) any Registrable Securities sold by a person in a transaction in which such person's rights under this Section 1 are not assigned, or (ii) any Registrable Securities sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction;

                      (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities;

                      (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof;

                      (e) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and

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Exchange Commission (the "SEC") that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC; and

                      (f) The term "Investor" means each Investor named in the Series B Agreement or named in the Series C Agreement.

               1.2    Request for Registration.

                      (a) If the Company shall receive a written request from the Holders of more than 50% of the Registrable Securities (the "Initiating Holders") that the Company file a registration statement under the Act covering the registration of at least 40% of all Registrable Securities (or a lesser amount provided that the aggregate offering price, net of underwriting discounts and commissions, is expected to exceed $10,000,000) then the Company shall, within ten days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 1.2(b), use its best efforts to effect as soon as practicable the registration under the Act of all Registrable Securities that the Holders request to be registered within 20 days of the mailing of such written notice by the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.2(a):

                                 (i) During the period starting with the date 90
days prior to the Company's estimated date of filing of, and ending on the date 180 days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                 (ii) During the period starting with the
effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) (the "Initial Registration"), and ending on the date 180 days immediately following the effective date of such registration statement;

                                 (iii) After the Company has effected two such
registrations pursuant to this Section 1.2(a), and such registrations have been declared or ordered effective;

                                 (iv) If the Company shall furnish to such
Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.2(a) shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period; or



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                                 (v) Prior to December 31, 2000.

                      (b) If the Holders initiating the registration request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated first among the Initiating Holders and, after all Registrable Securities owned by the Initiating Holders and included in the request for registration pursuant to Section 1.2 have been included, then among all other Holders of Registrable Securities, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder participating in such underwriting; provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration.

               1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of written notice by the Company, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities Shares that each such Holder has requested to be registered. After the date of this Agreement, no shareholder or prospective shareholder of the Company shall be granted piggyback registration rights that would reduce the number of shares of Registrable Securities includable by a Holder in a registration under this
Section 1.3 without the written consent of Holders of at least two-thirds of the Registrable Securities.



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               1.4 Obligations of the Company. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                      (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for the earlier of 90 days or until the distribution described in the Registration Statement has been completed.

                      (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                      (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                      (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                      (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                      (f) Notify each Holder covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                      (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes



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effective, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

               1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

               1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (not to exceed $25,000) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders holding a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata on the basis of the number of shares for which registration was requested), unless the Holders holding a majority of the Registrable Securities agree to forfeit their right to one requested demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

               1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them (not to exceed $25,000), but excluding underwriting discounts and commissions relating to Registrable Securities.

               1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company, but in no event will other shareholder's securities (other than Registrable Securities held by Holders or securities being sold by the Company) be included in such offering if the amount of Registrable Securities of any selling Holder included in the offering is reduced or limited, and in no event will the amount of Registrable Securities of the selling Holders included in the



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offering be reduced below 20% of the total amount of securities included in such offering (the Registrable Securities so included to be apportioned pro rata among the selling Holders according to the total amount of Registrable
Securities entitled to be included therein owned by each selling Holder ,or in such other proportions as shall mutually be agreed to by such selling Holders), unless such offering is the initial public offering of the Company's securities, in which case the selling Holders may be excluded entirely if the underwriters make the determination described above and no other shareholder's securities are included. For purposes of apportionment, any selling shareholder that is a Holder of Registrable Securities and that is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and shareholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

        The Company shall have the right to include shares now or hereafter owned by the Company's officers and employee directors that are not already, by virtue of this Agreement, deemed Registrable Securities (the "Management Shares") in any registration pursuant to Section 1.3, provided, however, that all of the Management Shares shall be excluded from such registration before any Registrable Securities are excluded from such registration pursuant to Section
1.8 hereof. If Management Shares are included in a registration pursuant to
Section 1.3, each holder of Management Shares will be deemed a "Holder" (as that term is defined in Section 1 of this Agreement) for all purposes under this Agreement pertaining to such registration.

               1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

               1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                      (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such



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registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                      (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that, in no event shall any indemnity under this Section 1.10(b) exceed the net proceeds from the offering received by such Holder.

                      (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party



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and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10 to the extent of any liability attributable to the failure to timely deliver such notice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 1.10.

                      (d) If the indemnification provided for in this Section
1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Section 1.10(d) exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                      (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                      (f) The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

               1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                      (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous Rule promulgated under the Securities Act, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                      (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for



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the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                      (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                      (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

               1.12 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                      (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                      (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $10,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any 12 month period; (4) more than twice in any 12 month period; (5) more than three times; or (6) in any particular jurisdiction in which the Company would be required to qualify to do business or to



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execute a general consent to service of process in effecting such registration, qualification or compliance.

                      (c) If the Holders initiating the registration request hereunder (the "Participating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 1.12 and the Company shall include such information in the written notice referred to in Section 1.12(a). In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Participating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Participating Holders. Notwithstanding any other provision of this Section 1.12, if the underwriter advises the Participating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Participating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated first among the Participating Holders and, after all Registrable Securities owned by the Participating Holders and included in the request for registration pursuant to Section 1.12 have been included, then among all other Holders thereof, including the Participating Holders to the extent Registrable Securities held by them were not included in the request for registration pursuant to Section 1.12, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder. In no event shall other shareholder's securities (other than Registrable Securities held by Holders) be included in such offering if the amount of Registrable Securities of any selling Holder included in the offering is reduced or limited.

                      (d) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders (not to exceed $25,000) and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section
1.12 shall not be counted as the demand for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

               1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned by a Holder to any (a) transferee or assignee who acquires at least 500,000 shares of Registrable Securities (as adjusted for stock splits, combinations and the like), (b) partner or retired partner of any Holder that is a partnership, (c) member or former member of a Holder that is a limited liability company, (d) family



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

member or trust for the benefit of any individual Holder, or (e) any fund, investment vehicle or other affiliated entity controlled by a Holder (each a "Transferee") regardless of the number of shares acquired by such Transferee under clauses (b) through (e), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Notwithstanding the above, such rights may be assigned by a Holder to a parent, subsidiary, limited partner, general partner or other affiliate of a Holder ( the "Transferee") regardless of the number of shares acquired by such Transferee.

               1.14 "Market Stand-Off" Agreement. Each holder of securities that are or at one time were Registrable Securities (or that are or were convertible into Registrable Securities) hereby agrees that, during a period not to exceed 180 days, following the effective date of the Initial Registration of the Company, it shall not sell or otherwise transfer or dispose of (other than to a donee who agrees to be similarly bound) any Common Stock of the Company held by it at any time during such period except (i) Common Stock included in such registration or (ii) Common Stock acquired in open market transactions following such registration; provided, however, that:

                      (a) such agreement shall be applicable only to the first such registration statement of the Company that covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                      (b) all executive officers and directors of the Company who hold shares of the Company's voting securities enter into similar agreements.

        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

               1.15 Termination of Registration Rights. No shareholder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or (ii) as to a given Holder (together with its affiliates, partners and former partners), when such Holder can sell all of such Holder's Registrable Securities in a 90-day period pursuant to Rule 144 promulgated under the Act.

        2.     Information Rights.

               2.1 Inspection. The Company shall permit each Holder holding, together with its affiliates, an aggregate of 500,000 shares of the Registrable Securities (as adjusted for stock splits and combinations), at such Holder's expense to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Holder; provided, however, that the Company shall not be obligated pursuant to this Section 2.1 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information unless such Holder agrees in writing to hold such information in confidence.

               2.2 Delivery of Financial Statements. The Company shall deliver (unless otherwise notified by a Holder that it does not wish to receive such materials) to each Holder that holds, together with its affiliates, an aggregate of 500,000 shares of Registrable Securities (as adjusted for stock splits and combinations):

                      (a) as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company commencing with the fiscal year ending December 31, 1999, a balance sheet, and statements of operations and cash flow for such fiscal year. Such year-end financial reports are to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                      (b) within 45 days of the end of each fiscal quarter of the Company commencing with the fiscal quarter ending September 30, 1999, an unaudited statement of operations and balance sheet for and as of the end of such quarter (including, through the fiscal quarter ending December 31, 1999, comparisons to annual financial plans and to comparable fiscal year 1998 periods), in reasonable detail and prepared in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes; and

                      (c) beginning in the first month of the fiscal year ending December 31, 2000, an unaudited monthly financial report comparing the Company's monthly results to those in the Company's annual plan and to the prior year's comparable period.

                      (d) beginning with the fiscal year 2000, (i) not later than 45 days after the beginning of each fiscal year, an annual financial plan in reasonable detail for such fiscal year (and as soon as reasonably available, subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within 20 days thereafter, a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

               2.3 Termination of Information Rights. The covenants set forth in this Section 2 shall terminate as to Holders and be of no further force and effect (i) upon the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Securities Exchange Act of 1934, whichever event shall first occur.

        3.     Investors' Right of First Refusal.

               3.1 Right of First Refusal upon Issuances of Securities by the Company.

                      (a) The Company hereby grants, on the terms set forth in this Section 3.1, to each Investor who holds in the aggregate at least 500,000 shares of Common Stock issuable or issued upon conversion of Series B Preferred Stock and Series C Preferred Stock the right of first refusal to purchase all or any part of such Investor's pro rata share of the New Securities (as defined in Section 3.1(b)) that the Company may, from time to time, propose to sell and issue. The Investors may purchase said New Securities on the same terms and at the same price at which the Company proposes to sell the New Securities. The pro rata share of each Investor, for purposes of this right of first refusal, is the ratio of the total number of shares of Common Stock issued or issuable upon conversion of Series B Preferred Stock and Series C Preferred Stock held by such Investor, to the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities (including any shares of Common Stock into which outstanding shares of Preferred Stock are convertible). If not all eligible Investors elect to purchase their pro rata share of the New Securities, then the Company shall promptly notify in writing the eligible Investors who do so elect and shall offer such eligible Investors the right to acquire such unsubscribed shares. If all such eligible Investors entitled to such notice, in the aggregate, choose to purchase more than the unsubscribed shares, then such unsubscribed shares shall be allocated among the eligible Investors pro rata on the basis of the number of shares of Common Stock issuable or issued upon conversion of Series B Preferred Stock and Series C Preferred Stock owned by such eligible Investors. For purposes of this Section 3.1, if any "investment company" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) together with other investment companies advised by the same investment advisor holds more than 500,000 shares of Common Stock issuable or issued upon conversion of Series B Preferred Stock and Series C Preferred Stock then each such investment company shall have the rights described in this Section 3.1.

                      (b) "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided that "New Securities" does not include (i) the Registrable Securities, (ii) securities offered pursuant to a registration statement filed under the Act, (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets of such corporation or other reorganization that have been approved by the board of directors, (iv) 15,086,235 shares of Common Stock or other securities issued or issuable to officers, directors or employees of the Company pursuant to any plan or arrangement approved by the board of directors of the Company, (v) all shares of Common Stock or other securities issued or issuable to scientific advisors or consultants of the Company pursuant to any plan or arrangement approved by the board of directors of the Company, (vi) all securities issued, upon the approval of the board of directors of the Company, pursuant to agreements to license technology and/or provide sponsored research that have been approved by the board of directors, and (vii) all shares of Common Stock or other securities issued in connection with lending, equipment leasing or equipment financing arrangements approved by the board of directors of the Company.

                      (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give to the Investors written notice (the "Notice") of its intention, describing the type of New Securities, the price, the terms upon which the Company proposes to issue the same, and a statement as to the number of days from receipt of such Notice within which the Investors must respond to such Notice. The Investors shall have 30 days from the date of receipt of the Notice to purchase any or all of the New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms, or in any event no later than 30 days after the date of receipt of the Notice.

                      (d) In the event the Investors fail to exercise in full the right of first refusal within said 30 day period, the Company shall have 90 days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 30 days from date of said agreement) to sell the New Securities respecting which the Investors' rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Notice. In the event the Company has not sold the New Securities within said 90-day period (or sold and issued New Securities in accordance with the foregoing within 30 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

                      (e) The right of first refusal granted under this Section
3.1 shall expire upon:

                                 (i) The closing of the Company's first firm
commitment underwritten public offering pursuant to an effective registration statement filed by the Company under the Act.

                                 (ii) For each Investor, the date on which such
Investor no longer holds a minimum aggregate of 500,000 shares of Series B Preferred Stock and Series C Preferred Stock.

        4.     Miscellaneous Provisions.

 4.1 Waivers and Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the shares of Registrable Securities. Any amendment or waiver effected in accordance with this Section 4.1 shall be binding upon each person or entity that is granted certain rights under this Agreement and the Company; provided, however, that any amendment to Section 1.14 hereof shall not be effective as to any "investment company" (as defined in the 1940 Act) without the consent of such investment company.

               4.2 Notices. All notices and other communications required or permitted hereunder shall be in writing and, except as otherwise noted herein, shall be deemed effectively given upon personal delivery, delivery by nationally recognized courier or upon deposit with the United States Post Office, (by first class mail, postage prepaid) addressed: (a) if to the Company, at the address set forth on the first page of this Agreement (or at such other address as the Company shall have furnished to the Holders in writing) attention of Chief Executive Officer and (b) if to a Holder, at the latest address of such person shown on the Company's records.

               4.3 Descriptive Headings. The descriptive headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

               4.4 Governing Law. This Agreement shall be governed by and interpreted under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

               4.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

               4.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               4.7 Successors and Assigns. Except as otherwise expressly provided in this Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

               4.8 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement.

               4.9 Separability; Severability. Unless expressly provided in this Agreement, the rights of each Holder under this Agreement are several rights, not rights jointly held with any other Holders. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Holder shall not affect the validity, legality or enforceability of this Agreement with respect to the other Holders. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

               4.10 Stock Splits. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

               4.11 Aggregation of Stock. All shares of the Preferred Stock held or acquired by affiliated entities or persons (including investment funds, partnerships and other entities managed or controlled by any Holder) shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors Rights Agreement on the day and year first set forth above.

                                  "COMPANY"

                                  COLO.COM

                                  By:  /s/ Charles M. Skibo
                                     -------------------------------------------
                                      Charles M. Skibo, Chief Executive Officer

                                  "HOLDERS"

                                  Name:      COLO.COM EQUITY LIMITED
                                       -----------------------------------------

                                  Signature:  /s/ Sydney J. Coleman
                                            ------------------------------------

                                  Title:     The Director Ltd., Director
                                        ----------------------------------------

                                  "HOLDERS"

                                  DUFF ACKERMAN & GOODRICH, L.P. DAG LLC

                                  Signature: /s/ John M. Duff, Jr.
                                            ------------------------------------

                                  Title:     Managing Director
                                        ----------------------------------------



                                  DUFF ACKERMAN & GOODRICH QP FUND L.P. DAG LLC

                                  Signature: /s/ John M. Duff, Jr.
                                            ------------------------------------

                                  Title:     Managing Director
                                        ----------------------------------------



                                  DUFF ACKERMAN & GOODRICH CD FUND, L.P. DAG LLC

                                  Signature: /s/ John M. Duff, Jr.
                                            ------------------------------------

                                  Title:     Managing Director
                                        ----------------------------------------



                                  DAG GP FUND, LLC DAG LLC

                                  Signature: /s/ John M. Duff, Jr.
                                            ------------------------------------

                                  Title:     Managing Director
                                        ----------------------------------------

                                  "HOLDERS"

                                  MeriTech Capital Partners L.P.

                                  By: MeriTech Capital Associates L.L.C.
                                      its General Partner

                                  By: MeriTech Management Associates L.L.C.
                                      a managing member

                                  By:   /s/ Paul S. Madera
                                     -------------------------------------------
                                      Paul S. Madera, a managing member



                                  MeriTech Capital Affiliates L.P.

                                  By: MeriTech Capital Associates L.L.C.
                                      its General Partner

                                  By: MeriTech Management Associates L.L.C.
                                      a managing member

                                  By:   /s/ Paul S. Madera
                                     -------------------------------------------
                                      Paul S. Madera, a managing member

                                  "HOLDERS"

                                  Menlo Ventures VIII, L.P.
                                  By: MV Management VIII, L.L.C.
                                      Its General Partner

                                  By:  /s/ John L. Jarve
                                     -------------------------------------------
                                      Managing Member


                                  Menlo Entrepreneurs Fund VIII, L.P.
                                  By: MV Management VIII, L.L.C.
                                      Its General Partner

                                  By:  /s/ John L. Jarve
                                     -------------------------------------------
                                      Managing Member


                                  MMEF VIII, L.P.
                                  By: MV Management VIII, L.L.C.
                                      Its General Partner

                                  By:  /s/ John L. Jarve
                                     -------------------------------------------
                                      Managing Member


                                  Menlo Ventures VII, L.P.
                                  By: MV Management VII, L.L.C.
                                      Its General Partner

                                  By:  /s/ John L. Jarve
                                     -------------------------------------------
                                      Managing Member


                                  Menlo Entrepreneurs Fund VII, L.P.
                                  By: MV Management VII, L.L.C.
                                      Its General Partner

                                  By:  /s/ John L. Jarve
                                     -------------------------------------------
                                      Managing Member

                                  "HOLDERS"

                                  PIVOTAL PARTNERS, L.P.

                                  By:     /s/ Ralph Cechettini
                                     -------------------------------------------

                                  Name:   Ralph Cechettini
                                       -----------------------------------------

                                  Title:  Manager
                                        ----------------------------------------

                                  "HOLDERS"

                                  CALIFORNIA BANK & TRUST AGENT FOR RALPH H.
                                  CECHETTINI IRA #1

                                  By: /s/ Novenia R. Baines
                                     -------------------------------------------

                                  Name: Novenia R. Baines
                                       -----------------------------------------

                                  Title: Trust Officer
                                        ----------------------------------------

                                  "HOLDERS"

                                  CHRISTOPHER LORD

                                  Signature:  /s/ Christopher Lord
                                            ------------------------------------

                                  "HOLDERS"

                                  KEVIN LINKER

                                  Signature:  /s/ Kevin Linker
                                            ------------------------------------

                                  "HOLDERS"

                                  SELIGMAN COMMUNICATIONS
                                  AND INFORMATION FUND, INC.

                                  By:  J. & W. Seligman & Co. Incorporated,
                                       its investment advisor

                                  By:  /s/ unreadable
                                      ------------------------------------------
                                       Name:
                                       Title:



                                  SELIGMAN INVESTMENT OPPORTUNITIES
                                  (MASTER) FUND-NTV PORTFOLIO

                                  By:  J. & W. Seligman & Co. Incorporated,
                                       its investment advisor

                                  By:  /s/ unreadable
                                      ------------------------------------------
                                       Name:
                                       Title:



                                  SELIGMAN NEW TECHNOLOGIES
                                  FUND, INC.

                                  By:  J. & W. Seligman & Co. Incorporated,
                                       its investment advisor

                                  By:  /s/ unreadable
                                      ------------------------------------------
                                       Name:
                                       Title:

"HOLDERS"

Name: Diablo Capital
      -----------------------------
Signature: /s/ Kevin J. Senn
           ------------------------
Name of Signer: Kevin J. Senn
                -------------------
Title: Member
       ----------------------------

"HOLDERS"

Name: Walnut Creek Ventures, LLC
      -----------------------------------
Signature: /s/ unreadable, /s/ unreadable
           ------------------------------
Name of Signer:
                -------------------------
Title: Member(s)
       ----------------------------------

"HOLDERS"

Name: Michael Hirtenstein
      -----------------------------
Signature: /s/ Michael Hirtenstein
           ------------------------
Name of Signer:
                -------------------
Title:
       ----------------------------

                              "HOLDERS"

                              Accel VI L.P.
                              By: Accel VI Associates L.L.C.
                              Its General Partner

                              By: /s/ unreadable
                                  ---------------------------------
                                  Managing Member


                              Accel Internet Fund II L.P.
                              By: Accel Internet Fund II Associates L.L.C.
                              Its General Partner

                              By: /s/ unreadable
                                  ---------------------------------
                                  Managing Member


                              Accel Keiretsu VI L.P.
                              By: Accel Keiretsu VI Associates L.L.C.
                              Its General Partner

                              By: /s/ unreadable
                                  ---------------------------------
                                  Managing Member


                              Accel Investors '98 L.P.

                              By: /s/ unreadable
                                  ---------------------------------
                                  General Partner

Exhibit 10.1





                                               "HOLDERS"

                                               Name: Athena Venturefund, LP
                                                     --------------------------
                                               Signature: /s/ unreadable
                                                          ---------------------
                                               Title: General Partner
                                                      -------------------------

                              "HOLDERS"

                              Name: COMDISCO, INC.
                                   ---------------------------------------

                              Signature: /s/ James P. Labe
                                        ----------------------------------

                              Name of Signer: James P. Labe
                                             -----------------------------

                              Title: President, Comdisco Ventures Division
                                    --------------------------------------

                              "HOLDERS"

                              Name: Chul S. Ha
                                   ---------------------------------------

                              Signature: /s/ Chul S. Ha
                                        ----------------------------------

                              Title:
                                    --------------------------------------

                              "HOLDERS"

                              Name: Daniel A. Duc
                                   ---------------------------------------

                              Signature: /s/ Daniel A. Duc
                                        ----------------------------------

                              Title: Individual
                                    --------------------------------------

                              "HOLDERS"

                              Name: Ridgecrest Development Company, Inc.,
                                    a California corporation
                                   ---------------------------------------

                              Signature: /s/ Pamela J. Bishop
                                        ----------------------------------

                              Name of Signer: Pamela J. Bishop
                                             -----------------------------

                              Title: Secretary/Treasurer
                                    --------------------------------------

                              "HOLDERS"

                              HENRY KOERNER III

                              Signature: /s/ Henry Koerner III
                                        ----------------------------------

                              "HOLDERS"

                              Name: MasTec, Inc.
                                   ---------------------------------------

                              Signature: /s/ unreadable
                                        ----------------------------------

                              Title: Vice President
                                    --------------------------------------

                              "HOLDERS"

                              Highland Capital Partners IV
                              Limited Partnership

                              By: Highland Management Partners IV LLC,
                                  Its General Partner

                              By: /s/ unreadable
                                 -------------------------------------
                                      Member

                              Highland Entrepreneurs' Fund IV
                              Limited Partnership

                              By: Highland Entrepreneurs' Fund IV LLC,
                                  Its General Partner

                              By: /s/ unreadable
                                 -------------------------------------
                                      Member

                              "HOLDERS"

                              Name: Power Co Partnership
                                   ---------------------------------------

                              Signature: /s/ unreadable
                                        ----------------------------------

                              Title: Partner
                                    --------------------------------------

                              "HOLDERS"

                              Name: Skanska (USA) Inc.
                                   ---------------------------------------

                              Signature: /s/ Stuart E. Graham
                                        ----------------------------------

                              Name of Signer: Stuart E. Graham
                                             -----------------------------

                              Title: President, C.E.O.
                                    --------------------------------------

                              "HOLDERS"

                              Name: SF Ventures I, LLC
                                   ---------------------------------------

                              Signature: /s/ Brent N. Folland
                                        ----------------------------------

                              Name of Signer: Brent N. Folland
                                             -----------------------------

                              Title: Manager
                                    --------------------------------------

                              "HOLDERS"

                              Name: Vertex Capital II LLC
                                   ---------------------------------------

                              Signature: /s/ unreadable
                                        ----------------------------------

                              Title:
                                    --------------------------------------

                              "HOLDERS"

                              Name: Amerindo Technology Growth Fund II
                                   ---------------------------------------

                              Signature: /s/ Gary A. Tanaka
                                        ----------------------------------

                              Name of Signer: Gary A. Tanaka
                                             -----------------------------

                              Title: Director
                                    --------------------------------------


                              Name: Litton Master Trust
                                   ---------------------------------------

                              Signature: /s/ Gary A. Tanaka
                                        ----------------------------------

                              Title: Attorney in Fact
                                     Gary A. Tanaka
                                    --------------------------------------

                              "HOLDERS"

                              Name: James Stableford
                                   ---------------------------------------

                              Signature: /s/ James Stableford
                                        ----------------------------------

                              Title:
                                    --------------------------------------

                              "HOLDERS"

                              Name: Matthew O. Fitzmaurice
                                   ---------------------------------------

                              Signature: /s/ Matthew O. Fitzmaurice
                                        ----------------------------------

                              Title:
                                    --------------------------------------

                              "HOLDERS"

                              Name: Emeric J. McDonald
                                   ---------------------------------------

                              Signature: /s/ Emeric J. McDonald
                                        ----------------------------------

                              Title:
                                    --------------------------------------

                              "HOLDERS"

                              Name: Jun Woo Bae
                                   ---------------------------------------

                              Signature: /s/ Bae Jun Woo
                                        ----------------------------------

                              Title:
                                    --------------------------------------

                              "HOLDERS"

                              Name: GC&H Investments
                                   ---------------------------------------

                              Signature: /s/ John L. Cardoza
                                        ----------------------------------

                              Name of Signer: John L. Cardoza
                                             -----------------------------

                              Title: Executive Partner
                                    --------------------------------------

                              "HOLDERS"

                              Name: Hikari Tsushin Partners, L.P.
                                   ---------------------------------------

                              By: Its General Partner
                                  Hikari Tsushin Partners, L.P.

                              Signature: /s/ Tetsuya Yamada
                                        ----------------------------------

                              Name of Signer: Tetsuya Yamada
                                             -----------------------------

                              Title: Director of Domestic
                                     Investment Division
                                    --------------------------------------

                              "HOLDERS"

                              Name: Nicholas C. Stevenson
                                   ---------------------------------------

                              Signature: /s/ Nicholas S. Stevenson
                                        ----------------------------------

                              Title: Partner
                                    --------------------------------------

                              "HOLDERS"

                              Name: Beijing Technology Development
                                    Fund (Cayman) LDC
                                   ---------------------------------------

                              Signature: /s/ unreadable
                                        ----------------------------------

                              Title: Chairman
                                    --------------------------------------


                              Name: International Network Capital
                                    Corp. & LDC
                                   ---------------------------------------

                              Signature: /s/ unreadable
                                        ----------------------------------

                              Title: Chairman
                                    --------------------------------------


                              Name: WIH LTS Investment Ltd.
                                   ---------------------------------------

                              Signature: /s/ unreadable
                                        ----------------------------------

                              Title: Chairman
                                    --------------------------------------

                              "HOLDERS"

                              Name: Tailwind Capital Partners, L.P.

                              By: Thomas Weisel Capital Partners LLC
                                  General Partner
                                  ----------------------------------------

                              Signature: /s/ David Baylor
                                        ----------------------------------

                              Name of Signer: David Baylor
                                             -----------------------------

                              Title: General Counsel
                                    --------------------------------------

                              "HOLDERS"

                              Name: TSS Investment Associates, LLC
                                   ---------------------------------------

                              Signature: /s/ Donald E. Franklin
                                        ----------------------------------

                              Name of Signer: Donald E. Franklin
                                             -----------------------------

                              Title: Managing Partner
                                    --------------------------------------

                              "HOLDERS"

                              Name: Imperial Ventures, Inc.
                                   ---------------------------------------

                              Signature: /s/ James B. Rutter
                                        ----------------------------------

                              Name of Signer: James B. Rutter
                                             -----------------------------

                              Title: President
                                    --------------------------------------

                              "HOLDERS"

                              Name: BT Investment Partners, Inc.
                                   ---------------------------------------

                              Signature: /s/ Kristine Cicardo
                                        ----------------------------------

                              Name of Signer: Kristine Cicardo
                                             -----------------------------

                              Title: Vice President
                                    --------------------------------------

                              "HOLDERS"

                              Name: USB Capital II, LLC
                                   ---------------------------------------

                              Signature: /s/ Charles W. Moore
                                        ----------------------------------

                              Name of Signer: Charles W. Moore
                                             -----------------------------

                              Title: Principal
                                    --------------------------------------


                              By: /s/ Justin S. Marcarone
                                  ----------------------------------------

                              Name: Justin S. Marcarone
                                   ---------------------------------------

                              Title: Partner
                                    --------------------------------------

                              "HOLDERS"

                              Name: Lighthouse Capital Partners III, L.P.

                              By: Lighthouse Management Partners III, LLC,
                                  Its General Partner
                                  ----------------------------------------

                              Signature: /s/ Richard D. Stubblefield
                                        ----------------------------------

                              Name of Signer: Richard D. Stubblefield
                                             -----------------------------

                              Title: Managing Member
                                    --------------------------------------

                              "HOLDERS"

                              Name: Blake Warner
                                   ---------------------------------------

                              Signature: /s/ Blake Warner
                                        ----------------------------------

                              Title:
                                    --------------------------------------

                              "HOLDERS"

                              Name: TeleSoft Partners IA, L.P.

                              By: TeleSoft IA-GP, Inc.
                                  Its General Partner
                                  ----------------------------------------

                              Signature: /s/ Arjun Gupta
                                        ----------------------------------

                              Name of Signer: Arjun Gupta
                                             -----------------------------

                              Title: President
                                    --------------------------------------


                              TeleSoft Strategic Side Fund I, L.L.C.

                              By: TeleSoft Management, L.L.C.
                                  Its Manager
                                  ----------------------------------------

                              By: /s/ Arjun Gupta
                                 -----------------------------------------
                                 Arjun Gupta, Executive Manager

                              "HOLDERS"

                              BRAD PERRY CAPITAL, L.P.

                              Signature: /s/ Brad Perry
                                        ----------------------------------

                              Title: General Partner
                                    --------------------------------------


                              BRAD PERRY INTERNATIONAL

                              Signature: /s/ Brad Perry
                                        ----------------------------------

                              Title: Advisor
                                    --------------------------------------


                              BRAD PERRY CAPITAL VENTURES, L.P.

                              Signature: /s/ Brad Perry
                                        ----------------------------------

                              Title: General Partner
                                    --------------------------------------


                              BRAD PERRY CAPITAL, INC.

                              Signature: /s/ Brad Perry
                                        ----------------------------------

                              Title: Chairman
                                    --------------------------------------

                              "HOLDERS"

                              Name: William S. Slattery
                                   ---------------------------------------

                              Signature: /s/ William S. Slattery
                                        ----------------------------------

                              Title:
                                    --------------------------------------

                              "HOLDERS"

                              Name: Alexander D. Phillips
                                   ---------------------------------------

                              Signature: /s/ Alexander D. Phillips
                                        ----------------------------------

                              Title:
                                    --------------------------------------

                              "HOLDERS"

                              Name: Michael Dorf
                                   ---------------------------------------

                              Signature: /s/ Michael Dorf
                                        ----------------------------------

                              Title:
                                    --------------------------------------

                              "HOLDERS"

                              Name: NEXTLINK Communications, Inc.
                                   ---------------------------------------

                              Signature: /s/ unreadable
                                        ----------------------------------

                              Title: Vice Chairman - Strategic Development
                                    --------------------------------------

                              "HOLDERS"

                              Name: Nortel Networks Inc.
                                   ---------------------------------------

                              Signature: /s/ James Bartoszewicz
                                        ----------------------------------

                              Name of Signer: James Bartoszewicz
                                             -----------------------------

                              Title: Vice-President
                                    --------------------------------------